Summary Prospectus
December 31, 2009

Baron Partners Fund

Retail Shares : BPTRX

Institutional Shares : BPTIX

Baron Select Funds

BARON FUNDS®

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.BaronFunds.com/prospectus. You can also get this information at no cost by calling 1-800-99BARON or by sending an email request to info@BaronFunds.com. The Fund's prospectus and statement of additional information, dated 12/31/09, are incorporated by reference into this summary prospectus.

Baron Partners Fund

Investment Goal

The investment goal of Baron Partners Fund (the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses		Total Annual Fund Operating Expenses
			Operating Expenses	Interest Expense
BARON PARTNERS FUND
Retail Shares†	1.00%	0.25%	0.10%	0.51%	1.86%
Institutional Shares*	1.00%	0.00%	0.10%	0.51%	1.61%

†	Based on the fiscal year ended December 31, 2008 for the Retail Shares.
*	Other expenses for Institutional Shares are based on the actual fiscal year ended December 31, 2008 other expenses of the Retail Shares.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON PARTNERS FUND
Retail Shares	$189	$585	$1,006	$2,180
Institutional Shares	$164	$508	$876	$1,911

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2008, the Fund’s portfolio turnover rate was 38.02% of the average value of its portfolio.

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Baron Partners Fund

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund is a non-diversified fund that invests for the long term primarily in securities of U.S. growth companies of any size. The Fund establishes positions in securities that BAMCO, Inc. (“BAMCO” or the “Adviser”) believes have favorable price-to-value characteristics based on the Adviser’s assessment of their prospects for future growth and profitability, competitive advantages and their potential to increase in value 100% within four subsequent years. To take advantage of opportunities to invest, the Fund may borrow money from banks (leverage) in an amount up to one-third of its total assets, which include assets purchased with borrowed money.

Principal Risks of Investing in the Fund

General Stock Market.  Investing in the stock market is risky because securities fluctuate in value. These fluctuations may be due to political, economic or general market circumstances. Other factors may affect a single company or industry but not the broader market. Because the values of securities fluctuate, when you sell your investment in the Fund, you may receive less money than you originally invested. Current and future portfolio holdings in the Fund are subject to risk.

Small- and Medium-Sized Companies.  The Adviser believes there is more potential for capital appreciation in small- and medium-sized companies, but there also may be more risk. Securities of small- and medium-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small- and medium-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small- and medium-sized companies rely more on the skills of management and on their continued tenure. Investing in small- and medium-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Leverage.  The Fund may borrow money from banks to buy securities and pledge its assets in connection with the borrowing. If the interest expense of the borrowing is greater than the return on the securities bought, the use of leverage will decrease the return to shareholders in the Fund. Use of leverage also tends to magnify the volatility of the Fund’s returns.

Non-Diversified Portfolio.  The Fund is non-diversified, which means it may have a greater percentage of its assets in a single issuer than a diversified fund. Because of this, a non-diversified fund may invest a greater percentage of its assets in fewer issuers, and the performance of those issuers may have a greater effect on the

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Baron Partners Fund

performance of a non-diversified fund versus a diversified fund. Thus, a non-diversified fund is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.

Performance

Although Baron Partners Fund was registered as a mutual fund on April 30, 2003, it has been managed in the same style and by the same portfolio manager since the predecessor partnership’s inception on January 31, 1992, and since its conversion to a Delaware statutory trust structure on April 30, 2003. The Fund’s investment goals, policies, guidelines and restrictions are, in all material respects, equivalent to the predecessor partnership’s. The following information shows the Fund’s annual returns and long-term performance reflecting the actual fees and expenses that were charged when the Fund was a partnership and since it converted to a mutual fund. The predecessor partnership charged a 20% performance fee after it reached a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fee for the years the partnership charged a performance fee, the returns would have been higher. The Fund does not charge a performance fee. From its inception on January 31, 1992 through April 30, 2003, the predecessor partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940 (the “1940 Act”) or the Internal Revenue Code of 1986, as amended (the “Code”), which if they had been applicable, might have adversely affected its performance. The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.BaronFunds.com/performance or by calling 1-800-99BARON (1-800-992-2766).

Year by Year Total Return (%) as of December 31 of Each Year (Retail Shares)

Best Quarter:	12/31/01: 37.32%
Worst Quarter:	12/31/08: (32.00%)

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Baron Partners Fund

Average Annual Total Returns (for periods ended 12/31/08)

The table below shows the Fund’s annual returns and long-term performance (before and after taxes), which includes its predecessor partnership’s average annual returns and the change in value of broad-based market indexes over various periods ended December 31, 2008.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes. In some instances, the “Return after taxes on distributions and sale of Fund shares” is greater than the “Return before taxes” because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains. Because the predecessor partnership did not have a distribution policy prior to May 1, 2003, the Fund is unable to show after-tax returns prior to that date.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

Average Annual Total Returns for the periods ended December 31, 2008

	1 year		5 years		10 years		Since Inception
BARON PARTNERS FUND — Retail Shares (Inception date: 01-31-92)
Return before taxes	(46.67%	)	3.28%		3.12%		10.84%
Return after taxes on distributions	(47.06%	)	2.65%		N/A		N/A
Return after taxes on distributions and sale of Fund shares	(29.73%	)	2.92%		N/A		N/A
Russell MidCap Growth (reflects no deduction for fees, expenses or taxes)^	(44.32%	)	(2.33%	)	(0.19%	)	5.85%
Russell MidCap (reflects no deduction for fees, expenses or taxes)	(41.46%	)	(0.71%	)	3.18%		8.50%
Russell 2000 (reflects no deduction for fees, expenses or taxes)^	(33.79%	)	(0.93%	)	3.02%		6.86%
S&P 500 (reflects no deduction for fees, expenses or taxes)	(37.03%	)	(2.22%	)	(1.41%	)	6.86%

The Fund’s Institutional Shares are newly issued and therefore have no performance as of December 31, 2008. The performance of Institutional Shares will differ from that shown above only to the extent that they have different expenses.

^	The Russell MidCap Growth has been added to replace the Russell 2000 as the primary broad-based index for Baron Partners Fund. The Adviser believes that the Russell 2000 is not the appropriate primary broad-based index because the Russell 2000 includes only small-cap companies and Baron Partners Fund invests in companies of all market capitalizations.

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Baron Partners Fund

The Russell MidCap Growth is an unmanaged index of mid-cap growth companies. The Russell MidCap is an unmanaged index of mid-cap companies. The Russell 2000 is an unmanaged index of small-cap companies. The S&P 500 is an unmanaged index of larger-cap companies. The Fund may also compare its performance to the performance of its peer groups, as published by Morningstar and Lipper.

Management

Investment Adviser.  BAMCO is the investment adviser of the Fund.

Portfolio Manager.  Ronald Baron has been the portfolio manager of the Fund since its inception on April 30, 2003. Prior to that, he was the portfolio manager of the predecessor partnership from its inception on January 31, 1992 to April 30, 2003. Mr. Baron founded the Adviser in 1987.

Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Subsequent Investments
Retail Shares	$2,000	No Minimum

Baron Automatic Investment Plan	$500	$50 per month

Baron Funds® website purchases	$2,000	$10
Institutional Shares	$1,000,000	No Minimum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	Up to $25,000

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514;
2.	Wire (Purchase Only);
3.	Calling 1-800-442-3814;
4.	Visiting the Baron Funds® website www.BaronFunds.com (Purchase Only); or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a six-month period. If the Adviser reasonably believes that a

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Baron Partners Fund

person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

Tax Information

The Fund intends to pay dividends from its net investment income and to distribute any net realized capital gains once each year. Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net capital gains designated as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, its Distributor, its Adviser or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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DEC09